UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2004

THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 943-4200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-10(D) Lubrizol Corp. Excess Defined Benefit Plan (Amended)
EX-10(E) Lubrizol Corp Excess Defined Contribution Plan
EX-10(F) Lubrizol Corp. Performance Pay Plan (As Amended)
EX-10(J) Lubrizol Corp. Officers' Supplemental Retirement
EX-10(Z) Lubrizol Corp. 2005 Excess Defined Benefit Plan
EX-10(AA) Lubrizol Corp. 2005 Excess Defined Contribution Plan
EX-10(BB) Lubrizol Corp. Annual Incentive Pay Plan
EX-10(CC) Lubrizol Corp. 2005 Officers Supplemental Retirement

Item 1.01. Entry into a Material Definitive Agreement

On December 13, 2004, the Board of Directors of The Lubrizol Corporation approved the adoption of the following management benefit agreements: The Lubrizol Corporation 2005 Excess Defined Contribution Plan; The Lubrizol Corporation 2005 Excess Defined Benefit Plan; The Lubrizol Corporation 2005 Officers’ Supplemental Retirement Plan and The Lubrizol Corporation Annual Incentive Pay Plan. The predecessors of these plans were amended to terminate with respect to the accrual of future benefits. Accrued benefits under the predecessor plans will continue to be governed by the predecessor plans. All future benefit accruals will be governed by the plans adopted on December 13, 2004. Below is a brief description of each plan.

The Lubrizol Corporation 2005 Excess Defined Contribution Plan provides for profit sharing benefits in excess of what is allowed under The Lubrizol Corporation Employees’ Profit Sharing and Savings Plan, a qualified plan under Section 401(a) of the Internal Revenue Code, due to the operation of Sections 401(a)(17) and 415 of the Internal Revenue Code, or as a result of deferrals under The Lubrizol Corporation 2005 Deferred Compensation Plan for Officers or The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan. The investment return for the contributions made under the plan are the same as the General Fund under the qualified plan. Benefits are paid in a lump sum cash payment the later of six months after separation from service or 30 days after the beginning of the year that occurs after the year in which the separation from service occurs. As an alternative, a participant can elect at least 12 months in advance to have payments made in up to 10 annual installments, the first of which will be paid five years after the original date of distribution. This plan is unfunded.

The Lubrizol Corporation 2005 Excess Defined Benefit Plan provides for pension benefits in excess of what is allowed under The Lubrizol Corporation Pension Plan, a qualified plan under Section 401(a) of the Internal Revenue Code, due to the operation of Sections 401(a)(17) and 415 of the Internal Revenue Code, or as a result of deferrals under The Lubrizol Corporation 2005 Deferred Compensation Plan for Officers or The Lubrizol Corporation 2005 Executive Council Deferred Compensation Plan. Benefits are paid in a lump sum cash payment the later of six months after separation from service or 30 days after the beginning of the year that occurs after the year in which the separation from service occurs. As an alternative, a participant can elect at least 12 months in advance to have payments made in a life annuity payable for at least 10 years, or a 50% or 100% joint and survivor annuity, the first payment of which will be paid five years after the original date of distribution. This plan is unfunded.

The Lubrizol Corporation 2005 Officers Supplemental Retirement Plan provides for benefits to officers selected by the Organization and Compensation Committee of the Board of Directors, based on an average of the highest three years consecutive years of pay during the last 10 years. The plan limits years of service to 30 and computes benefits on the basis of a 10-year certain and life annuity. Benefits are reduced for Social Security and payments made under other Lubrizol benefit plans. Benefits are paid in a lump sum cash payment the later of six months after separation from service or 30 days after the beginning of the year that occurs after the year in which the separation from service occurs. As an alternative, a participant can elect at least 12 months in advance to have payments made in a life annuity payable for at least 10 years, or a 50% or 100% joint and survivor annuity, the first of which will be paid five years after the original date of distribution. This plan is unfunded.

The Lubrizol Corporation Annual Incentive Pay Plan provides for annual variable cash compensation to individuals selected by the Organization and Compensation Committee of the Board of Directors. This Committee determines a percentage of annual net income to establish the amount available for payment under this plan based objective and/or subjective performance measures pre-determined by the Committee for the year. The Committee approves payments, if any, after the end of performance year.

Also, on December 13, 2004, the Board of Directors of The Lubrizol Corporation approved the amendment of The Lubrizol Corporation Officers’ Supplemental Plan. The amendment eliminated the offset of company match amounts under The Lubrizol Corporation Employees’ Profit Sharing and Savings Plan as required by Treasury regulations. The amendment was not a material amendment to the plan.

Item 1.02. Termination of a Material Definitive Agreement

On December 13, 2004, the Board of Directors of The Lubrizol Corporation approved the termination of the following management benefit agreements with respect to the accrual of future benefits: The Lubrizol Corporation Excess Defined Contribution Plan; The Lubrizol Corporation Excess Defined Benefit Plan; The Lubrizol Corporation Officers’ Supplemental Benefit Plan; and The Lubrizol Corporation Performance Pay Plan. These plans were terminated with respect to future benefit accruals because the American with Jobs Creation Act of 2004 contains provisions that affect deferred compensation plans such as these plans. Future deferrals will be made under the plans described in Item 1.01 above, which are intended to comply with the new deferred compensation plan provisions. Accrued benefits as of the date of termination of these plans will continue to be governed by the provisions contained in these plans.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Due to his retirement from The Lubrizol Corporation and in accordance with the Board of Director Guidelines for The Lubrizol Corporation, W. G. Bares tendered his resignation on December 13, 2004 to the Board of Directors as Chairman of the Board and as a Director to the Organization and Compensation Committee, effective January 3, 2005. He will be succeeded by James L. Hambrick as Chairman of the Board.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are furnished herewith:

(10)(d)* The Lubrizol Corporation Excess Defined Benefit Plan (as amended).

(10)(e)* The Lubrizol Corporation Excess Defined Contribution Plan (as amended).

(10)(f)* The Lubrizol Corporation Performance Pay Plan (as amended).

(10)(j)* The Lubrizol Corporation Officers’ Supplemental Retirement Plan (as amended).

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(10)(z)* The Lubrizol Corporation 2005 Excess Defined Benefit Plan.

(10)(aa)* The Lubrizol Corporation 2005 Excess Defined Contribution Plan.

(10)(bb)* The Lubrizol Corporation Annual Incentive Pay Plan.

(10)(cc)* The Lubrizol Corporation 2005 Officers Supplemental Retirement Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION

Date December 15, 2004
	By:	/s/ Leslie M. Reynolds
Name: Leslie M. Reynolds
Title: Corporate Secretary and Counsel

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